EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
CRAFT BREWERS ALLIANCE, INC.
FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Craft Brewers Alliance, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission on March 26, 2009 (the “Report”), I, Mark D. Moreland, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/s/ Mark D. Moreland Mark D. Moreland
Chief Financial Officer March 25, 2009